SECURITIES AND EXCHANGE COMMISSION
                                  Washington D.C.  20549


                                           FORM 8-K

                                        Current Report

                         Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): January 25, 1999


                                   JACKSON PRODUCTS, INC.
              (Exact name of registrant as specified in its charter)




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           Delaware                     333-53987                    75-2470881
  (State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)






           2997 Clarkson Road
       Chesterfield, Missouri                                63017
(Address of principal executive offices)                  (Zip Code)




Registrant's telephone number, including area code: (314) 207-2700

                                 Not Applicable
         (Former name or former address, if changed since last report)


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 INFORMATION TO BE INCLUDED IN REPORT



Item 1.  Changes in Control of Registrant.

         Not Applicable.


Item 2.  Acquisition or Disposition of Assets.

         Not Applicable.


Item 3.  Bankruptcy or Receivership.

         Not Applicable.


Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable.

Item  5.  Other Events.

         On January 25, 1999, Jackson Products, Inc. (the "Company") acquired certain of the assets of OK Beads ("OK Beads"), pursuant to an Asset Purchase Agreement, dated January 25, 1999 (the "Purchase Agreement"), by and among OK Beads and the Company. OK Beads manufactures reflective glass beads used in highway safety products such as road makers, signs, paint and reflective tape. The Company believes the acquisition will increase manufacturing capacity in the reflective glass bead market of its Flex-O-Lite division.

         The operational functions of OK Bead's manufacturing facility in Idabel, Oklahoma will be managed from Flex-O-Lite's nearby Paris, Texas facility. However, the day to day operations at OK Beads will not be affected by the transaction.

         Included as an exhibit to this filing on Form 8-K is the Company's press release.


Item 6.  Resignations of Registrant's Directors.

         Not Applicable.



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Not Applicable.

Item 8.  Change in Fiscal Year.

         Not Applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         Not Applicable.


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36349227

                                                     SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   JACKSON PRODUCTS, INC.



Date: February 5, 1999     By:   /s/ Christopher T. Paule
                                                Name: Christopher T. Paule
                                            Title:   Vice President, Chief
                                           Financial Officer and Secretary


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                                                    EXHIBIT INDEX

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Exhibit
Number            Description
-------------------------------------------------------------------------------
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99                Press Release
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EXHIBIT 99


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FOR IMMEDIATE RELEASE

For more information, please contact:
Christopher T. Paule at (314) 207-2700

                  Jackson Products, Inc. Acquires Certain Assets of OK Beads

         ST. LOUIS, (January 25, 1999) -- St. Louis-based Jackson Products, Inc.
(JPI), a leading manufacturer and marketer of commercial and industrial safety products, recently acquired certain assets of OK Beads. Headquartered in Idabel, Oklahoma, OK Beads manufactured reflective glass beads used in highway safety products such as road markers, signs, pain and reflective tape.
         JPI sought the transaction to increase its Flex-O-Lite division's manufacturing capacity in the reflective glass bead market. Flex-O-Lite manufacturers a number of highway safety products and is one of the largest producers of reflective glass beads in the United States.
         "The highway safety industry is experiencing rapid growth due to the continued emphasis on rebuilding the nation's highway infrastructure," said Robert H. Elkin, chairman and CEO of JPI. "This transaction strengthens our commitment to the highway safety industry by ensuring we have the additional capacity to meet the growing demand for glass beads."
         Operational functions of the OK Beads manufacturing facility in Idabel, Oklahoma will be managed from Flex-O-Lite's nearby Paris, Texas Facility.
Day-to-day operations at the Idabel plant will not be affected by the transaction.

         Headquarters in Chesterfield, Mo., JPI employs 1,000 people. The company is a leading manufacturer and distributor of highway safety products including reflective vests, cones, and barricades, and personal safety products for the industrials, construction, janitorial and welding industries. JPI operates factories and distribution centers in the United States, Canada and Europe.